Exhibit 99.1

FROM:	Porter, Le Vay & Rose, Inc.
Michael J. Porter, President
212-564-4700

COMPANY	John Aglialoro
CONTACT:	Chairman & CEO
508-533-4300

FOR IMMEDIATE RELEASE

CYBEX REPORTS THIRD QUARTER FINANCIAL RESULTS

MEDWAY, MA, October 26, 2005—Cybex International, Inc. (AMEX: CYB), a leading exercise equipment manufacturer, today reported results for the third quarter and nine months ended September 24, 2005. Net sales for the third quarter 2005 were $26,690,000, compared to $25,038,000 for the corresponding 2004 period, an increase of 7%. For the nine months ended September 24, 2005, net sales were $78,646,000, compared to net sales of $73,531,000 for 2004, an increase of 7%. Excluding a third quarter 2005 litigation-related charge, the Company’s third quarter 2005 pro forma net income was $566,000 or $0.04 per fully diluted share, compared to net income of $378,000, or $0.03 per share, for the corresponding 2004 period, and pro forma net income for the nine months ended September 24, 2005 was $1,723,000, or $0.11 per fully diluted share, compared to net income of $1,342,000, or $0.12 per fully diluted share, for the corresponding 2004 period. On a GAAP basis, the Company reported a net loss for the third quarter 2005 of $3,535,000, or $(0.23) per share, and a net loss for the nine months ended September 24, 2005 of $2,378,000, or $(0.16) per share.

Actual GAAP results for the third quarter and nine months ended September 24, 2005 include an increase in the Company’s litigation reserve resulting in a pre-tax charge of $4,101,000. This increase in the litigation reserve reflects the previously announced jury verdict in the Colassi patent infringement case, as well as the reversal on appeal of a summary judgment in favor of the Company in another patent infringement case. The Company intends to vigorously pursue its appeal of the jury verdict and its defense of the second patent case.

John Aglialoro, Chairman and CEO stated, “We are pleased to have begun shipping three important new products: Trazer, a revolutionary virtual reality product that allows users to improve their movement skills; a light commercial / high end consumer treadmill that will help expand CYBEX’ dealer network and represents a market not presently served by CYBEX; and VR3, an exciting new line of strength equipment meeting a primary price point which will solidify our reputation in the market.”

Cybex International, Inc. is a leading manufacturer of premium exercise equipment for commercial and consumer use. The CYBEX product line includes a full range of both strength training and cardio training machines sold worldwide under the CYBEX brand. Products and programs are designed and engineered to reflect the natural movement of the human body, assisting each unique user – from the professional athlete to the first-time exerciser – to improve daily human performance. For more information on CYBEX and its product line, please visit the Company’s website at www.cybexinternational.com.

This news release may contain forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made above. These include, but are not limited to, competitive factors, technological and product developments, market demand, economic conditions and the ability of the Company to comply with the terms of its credit facilities. Further information on these and other factors which could affect the Company’s financial results can be found in the Company’s previously filed Report on Form 10-K, its Reports on Form 10-Q, its Current Reports on Form 8-K, and its proxy statement dated April 6, 2005.

- Financial Tables to Follow -

CYBEX INTERNATIONAL, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS—ACTUAL

(IN THOUSANDS, EXCEPT PER SHARE DATA)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 24,	September 25,	September 24,	September 25,
	2005	2004 (1)	2005	2004 (1)
Net sales	$26,690	$25,038	$78,646	$73,531
Cost of sales	17,143	16,206	50,593	46,227

Gross profit	9,547	8,832	28,053	27,304
As a percentage of net sales	35.8%	35.3%	35.7%	37.1%
Selling, general and administrative expenses	8,276	7,386	24,325	22,759
Litigation charges	4,101	—	4,101	—

Operating income (loss)	(2,830)	1,446	(373)	4,545
Interest expense, net	679	1,007	1,894	2,888

Income (loss) before income taxes	(3,509)	439	(2,267)	1,657
Income taxes	26	29	111	39

Net income (loss)	(3,535)	410	(2,378)	1,618
Preferred stock dividends	—	32	—	276

Net income (loss) attributable to common stockholders	$(3,535)	$378	$(2,378)	$1,342

Basic net income (loss) per share	$(0.23)	$0.03	$(0.16)	$0.13

Diluted net income (loss) per share	$(0.23)	$0.03	$(0.16)	$0.12

Shares used in computing basic net income (loss) per share	15,130	12,337	15,119	10,042

Shares used in computing diluted net income (loss) per share	15,130	14,566	15,119	11,132

(1)	The 2004 statement of operations has been reclassified to conform to the current year presentation.

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CYBEX INTERNATIONAL, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE DATA)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 24,	September 25,	September 24,	September 25,
	2005	2004 (1)	2005	2004 (1)
Net sales	$26,690	$25,038	$78,646	$73,531
Cost of sales	17,143	16,206	50,593	46,227

Gross profit	9,547	8,832	28,053	27,304
As a percentage of net sales	35.8%	35.3%	35.7%	37.1%
Selling, general and administrative expenses	8,276	7,386	24,325	22,759

Operating income	1,271	1,446	3,728	4,545
Interest expense, net	679	1,007	1,894	2,888

Income before income taxes	592	439	1,834	1,657
Income taxes	26	29	111	39

Net income	566	410	1,723	1,618
Preferred stock dividends	—	32	—	276

Net income attributable to common stockholders	$566	$378	$1,723	$1,342

Basic net income per share	$0.04	$0.03	$0.11	$0.13

Diluted net income per share	$0.04	$0.03	$0.11	$0.12

Shares used in computing basic net income per share	15,130	12,337	15,119	10,042

Shares used in computing diluted net income per share	15,715	14,566	15,710	11,132

(1)	The 2004 statement of operations has been reclassified to conform to the current year presentation.

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CYBEX INTERNATIONAL, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended September 24, 2005			Nine Months Ended September 24, 2005
	Actual Results	Adjustments	ProForma Results	Actual Results	Adjustments	ProForma Results
Net Sales	$26,690	$—	$26,690	$78,646	$—	$78,646
Cost of sales	17,143	—	17,143	50,593	—	50,593

Gross Profit	9,547	—	9,547	28,053	—	28,053

Selling, general and administrative expenses (SG&A)	8,276	—	8,276	24,325	—	24,325
Litigation charges	4,101	(4,101)	—	4,101	(4,101)	—

Total SG&A expenses	12,377	(4,101)	8,276	28,426	(4,101)	24,325

Operating income (loss)	(2,830)	4,101	1,271	(373)	4,101	3,728
Interest expense, net	679	—	679	1,894	—	1,894

Income (loss) before Income taxes	(3,509)	4,101	592	(2,267)	4,101	1,834
Income taxes	26	—	26	111	—	111

Net income (loss)	$(3,535)	$4,101	$566	$(2,378)	$4,101	$1,723

Basic net income (loss) per share	$(0.23)	$0.27	$0.04	$(0.16)	$0.27	$0.11

Diluted net income (loss) per share	$(0.23)	$0.27	$0.04	$(0.16)	$0.27	$0.11

Shares used in computing basic Net income (loss) per share	15,130		15,130	15,119		15,119

Shares used in computing diluted net income (loss) per share	15,130		15,715	15,119		15,710

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CYBEX INTERNATIONAL, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS)

(unaudited)

	September 24, 2005	December 31, 2004
ASSETS
Current assets:
Cash	$495	$1,826
Accounts receivable, net	14,067	15,891
Inventories	9,637	8,014
Prepaid expenses and other	2,327	1,684

Total current assets	26,526	27,415
Property and equipment, net	14,444	13,544
Goodwill	11,247	11,247
Other assets	1,606	2,280

	$53,823	$54,486

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current maturities of long-term debt	$2,684	$9,116
Current portion of capital leases	500	408
Accounts payable	4,786	5,377
Accrued expenses	15,126	9,196

Total current liabilities	23,096	24,097
Long-term debt	10,791	11,489
Capital leases	443	648
Other liabilities	5,811	2,466

Total liabilities	40,141	38,700
Stockholders’ equity	13,682	15,786

	$53,823	$54,486

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